                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 333-119829, 33-80871, 33-99148 and 33-98150) of
Transpro, Inc. of our report dated June 22, 2005 relating to the financial statements of the Transpro, Inc. 401(k) Savings Plan, appearing in this Form
11-K for the year ended December 31, 2004.

/s/ BDO Seidman LLP
New York, New York
June 28, 2005

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